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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      -----------------------------------
                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 14, 2010

                             CHANDLER (U.S.A.), INC.
             (Exact name of registrant as specified in its charter)


            OKLAHOMA              1-15135                73-1325906
  (State or other jurisdiction  (Commission           (I.R.S. Employer
        of incorporation)       File Number)          Identification No.)


                  1010 MANVEL AVENUE, CHANDLER, OKLAHOMA 74834
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (405) 258-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective June 14, 2010, the sole shareholder of Chandler (U.S.A.), Inc. ("Chandler USA"), Chandler Insurance Company, Ltd., re-elected the following individuals to serve on Chandler USA's Board of Directors:

            W. Brent LaGere                  W. Scott Martin
            Mark T. Paden                    Robert L. Rice
            R. Patrick Gilmore               William Thomas Keele
            Richard L. Evans

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             CHANDLER (U.S.A.), INC.


Date: June 16, 2010     By:  /s/ W. Brent LaGere
                             -------------------------------------------
                             W. Brent LaGere
                             Chairman of the Board and
                             Chief Executive Officer
                             (Principal Executive Officer)